Standalone AT&T Adjusted Consolidated Financial Information
Supplemental Unaudited Quarterly Comparative Financial Information
Dollars in millions
Unaudited

	Operating Revenues	3/31/20	6/30/20	9/30/20	12/31/20	2020	3/31/21	6/30/21	9/30/21	12/31/21	2021	3/31/22
	Reported AT&T Operating Revenues	$42,779	$40,950	$42,340	$45,691	$171,760	$43,939	$44,045	$39,922	$40,958	$168,864	$38,105
[A]	Less: WarnerMedia	(7,765)	(6,728)	(7,395)	(8,554)	(30,442)	(8,526)	(8,791)	(8,442)	(9,873)	(35,632)	(8,741)
[B]	Less: Vrio	(887)	(752)	(753)	(762)	(3,154)	(743)	(749)	(756)	(359)	(2,607)	—
[C]	Less: Securitization - Revolver (WarnerMedia)	(14)	(23)	(21)	(22)	(80)	(31)	(35)	(41)	(29)	(136)	(29)
[D]	Add: Other items (conveyed) retained	12	9	13	18	52	11	16	14	15	56	17
[K]	Less: Intercompany eliminations	1,232	1,070	1,223	1,388	4,913	1,228	1,254	628	383	3,493	361
	Revenues from Continuing Operations	35,357	34,526	35,407	37,759	143,049	35,878	35,740	31,325	31,095	134,038	29,713
[E]	Less: Video	(7,407)	(7,021)	(7,014)	(7,168)	(28,610)	(6,725)	(6,639)	(2,149)	—	(15,513)	—
[F]	Less: Other dispositions (Held-for-sale)	(369)	(369)	(420)	(256)	(1,414)	(231)	(158)	(64)	—	(453)	—
[K]	Less: Intercompany eliminations	64	55	65	83	267	62	57	17	—	136	—
	Standalone AT&T Operating Revenues	$27,645	$27,191	$28,038	$30,418	$113,292	$28,984	$29,000	$29,129	$31,095	$118,208	$29,713
	Reported Revenue Growth Rate Y/Y						2.7%	7.6%	(5.7)%	(10.4)%	(1.7)%	(13.3)%
	Revenue from Continuing Operations Growth Rate Y/Y						1.5%	3.5%	(11.5)%	(17.6)%	(6.3)%	(17.2)%
	Standalone AT&T Revenue Growth Rate Y/Y						4.8%	6.7%	3.9%	2.2%	4.3%	2.5%

	Operations and Support Expenses	3/31/20	6/30/20	9/30/20	12/31/20	2020	3/31/21	6/30/21	9/30/21	12/31/21	2021	3/31/22
	Reported AT&T Operations and Support Expenses	$28,071	$30,133	$29,178	$49,457	$136,839	$30,469	$35,015	$27,194	$29,977	$122,655	$26,925
[A]	Less: WarnerMedia	(5,605)	(4,656)	(5,483)	(5,835)	(21,579)	(6,403)	(6,934)	(6,271)	(8,129)	(27,737)	(7,295)
[B]	Less: Vrio	(783)	(661)	(675)	(681)	(2,800)	(661)	(660)	(660)	(321)	(2,302)	—
[L]	Less: Merger & Significant items related to WarnerMedia and Vrio	(242)	(2,440)	(183)	(1,082)	(3,947)	(59)	(4,555)	(179)	(215)	(5,008)	(267)
[D]	Add: Other items (conveyed) retained	57	67	55	75	254	41	42	48	40	171	39
[C]	Less: WarnerMedia Film amortization recharacterization and receivable securitization	13	54	(11)	(16)	40	(49)	(52)	(28)	(33)	(162)	(51)
[K]	Less: Intercompany eliminations	858	814	853	823	3,348	879	882	529	383	2,673	361
	Operations and Support Expenses from Continuing Operations	22,369	23,311	23,734	42,741	112,155	24,217	23,738	20,633	21,702	90,290	19,712
[D]	Less: Video	(6,020)	(5,809)	(5,887)	(6,458)	(24,174)	(5,660)	(5,275)	(1,731)	—	(12,666)	—
[E]	Less: Other dispositions (Held-for-sale)	(272)	(268)	(310)	(190)	(1,040)	(194)	(115)	(47)	—	(356)	—
[L]	Less: Merger & Significant items related to DTV and other dispositions	(32)	(98)	(24)	(15,529)	(15,683)	(13)	(22)	37	11	13	—
[K]	Less: Intercompany eliminations	64	55	65	83	267	62	57	17	—	136	—
[M]	Less: Reclassification of allocations for separated businesses	(76)	(86)	(76)	(84)	(322)	(15)	(19)	(16)	4	(46)	—
[G]	Add: DTV-related retained costs	350	350	350	350	1,400	350	350	117	—	817	—
	Standalone AT&T Operations and Support Expenses	16,535	17,627	18,004	21,081	73,247	18,777	18,752	19,042	21,709	78,280	19,712
[L]	Standalone AT&T Merger & Significant items	750	(757)	56	(43)	6	11	93	(146)	(96)	(138)	(191)
	Standalone AT&T Adjusted Operations and Support Expenses	$17,285	$16,870	$18,060	$21,038	$73,253	$18,788	$18,845	$18,896	$21,613	$78,142	$19,521
	Reported Operations and Support Expense Growth Rate Y/Y						8.5%	16.2%	(6.8)%	(39.4)%	(10.4)%	(11.6)%
	Operations and Support Expenses from Continuing Operations Growth Rate Y/Y						8.3%	1.8%	(13.1)%	(49.2)%	(19.5)%	(18.6)%
	Standalone AT&T Operations and Support Expense Growth Rate Y/Y						13.6%	6.4%	5.8%	3.0%	6.9%	5.0%
	Standalone AT&T Adjusted Operations and Support Expense Growth Rate Y/Y						8.7%	11.7%	4.6%	2.7%	6.7%	3.9%

	Depreciation and Amortization Expense	3/31/20	6/30/20	9/30/20	12/31/20	2020	3/31/21	6/30/21	9/30/21	12/31/21	2021	3/31/22
	Reported AT&T Depreciation and Amortization Expense	$7,222	$7,285	$7,030	$6,979	$28,516	$5,809	$5,761	$5,619	$5,673	$22,862	$5,539
[A]	Less: WarnerMedia	(161)	(164)	(169)	(177)	(671)	(163)	(165)	(163)	(165)	(656)	(127)
[B]	Less: Vrio	(147)	(127)	(126)	(120)	(520)	(117)	(114)	—	—	(231)	—
[D]	Add: Other items (conveyed) retained	3	3	3	3	12	3	3	3	3	12	3
[C]	Less: WarnerMedia Film amortization recharacterization	(69)	(77)	(47)	(38)	(231)	(20)	(16)	(18)	(19)	(73)	(9)
[L]	Less: Merger & Significant items related to WarnerMedia and Vrio	(1,143)	(1,267)	(1,082)	(1,093)	(4,585)	(1,045)	(1,040)	(1,021)	(1,014)	(4,120)	(944)
[K]	Less: Intercompany eliminations	—	1	—	—	1	—	—	—	—	—	—
	Depreciation and Amortization Expense from Continuing Operations	5,705	5,654	5,609	5,554	22,522	4,467	4,429	4,420	4,478	17,794	4,462
[E]	Less: Video	(591)	(593)	(557)	(521)	(2,262)	(164)	(148)	(44)	—	(356)	—
[F]	Less: Other dispositions (Held-for-sale)	(4)	(4)	(4)	(3)	(15)	—	—	—	—	—	—
[L]	Less: Merger & Significant items related to DTV and other dispositions	(879)	(846)	(813)	(780)	(3,318)	—	—	—	—	—	—
[G]	Add: DTV-related retained costs	180	180	180	180	720	180	180	60	—	420	—
	Standalone AT&T Depreciation and Amortization Expense	4,411	4,391	4,415	4,430	17,647	4,483	4,461	4,436	4,478	17,858	4,462
[L]	Standalone AT&T Merger & Significant items	(34)	(32)	(26)	(31)	(123)	(86)	(29)	9	(7)	(113)	(27)
	Standalone AT&T Adjusted Depreciation and Amortization Expense	$4,377	$4,359	$4,389	$4,399	$17,524	$4,397	$4,432	$4,445	$4,471	$17,745	$4,435
	Reported Depreciation and Amortization Expense Growth Rate Y/Y						(19.6)%	(20.9)%	(20.1)%	(18.7)%	(19.8)%	(4.6)%
	Depreciation and Amortization Expense from Continuing Operations Growth Rate Y/Y						(21.7)%	(21.7)%	(21.2)%	(19.4)%	(21.0)%	(0.1)%
	Standalone AT&T Depreciation and Amortization Expense Growth Rate Y/Y						1.6%	1.6%	0.5%	1.1%	1.2%	(0.5)%
	Standalone AT&T Adjusted Depreciation and Amortization Expense Growth Rate Y/Y						0.5%	1.7%	1.3%	1.6%	1.3%	0.9%

Operating Income	3/31/20	6/30/20	9/30/20	12/31/20	2020	3/31/21	6/30/21	9/30/21	12/31/21	2021	3/31/22
Reported AT&T Operating Income	$7,486	$3,532	$6,132	$(10,745)	$6,405	$7,661	$3,269	$7,109	$5,308	$23,347	$5,641
Less: WarnerMedia	(1,999)	(1,908)	(1,743)	(2,542)	(8,192)	(1,960)	(1,692)	(2,008)	(1,579)	(7,239)	(1,319)
Less: Vrio	43	36	48	39	166	35	25	(96)	(38)	(74)	—
Less: Merger & Significant items related to WarnerMedia and Vrio	1,385	3,707	1,265	2,175	8,532	1,104	5,595	1,200	1,229	9,128	1,211
Add: Other items conveyed (retained)	(48)	(61)	(45)	(60)	(214)	(33)	(29)	(37)	(28)	(127)	(25)
Less: WarnerMedia Film amortization recharacterization and receivable securitization	42	—	37	32	111	38	33	5	23	99	31
Less: Intercompany eliminations	374	255	370	565	1,564	349	372	99	—	820	—
Operating Income from Continuing Operations	7,283	5,561	6,064	(10,536)	8,372	7,194	7,573	6,272	4,915	25,954	5,539
Less: Video	(796)	(619)	(570)	(189)	(2,174)	(901)	(1,216)	(374)	—	(2,491)	—
Less: Other dispositions (Held-for-sale)	(93)	(97)	(106)	(63)	(359)	(37)	(43)	(17)	—	(97)	—
Less: Merger & Significant items related to DTV and other dispositions	911	944	837	16,309	19,001	13	22	(37)	(11)	(13)	—
Less: Intercompany eliminations	—	—	—	—	—	—	—	—	—	—	—
Less: Reclassification of allocations for separated businesses	(76)	(86)	(76)	(84)	(322)	(15)	(19)	(16)	4	(46)	—
Add: Retained costs	(530)	(530)	(530)	(530)	(2,120)	(530)	(530)	(177)	—	(1,237)	—
Standalone AT&T Operating Income	$6,699	$5,173	$5,619	$4,907	$22,398	$5,724	$5,787	$5,651	$4,908	$22,070	$5,539
Standalone AT&T Merger & Significant items	(716)	789	(30)	74	117	75	(64)	137	103	251	218
Standalone AT&T Adjusted Operating Income	$5,983	$5,962	$5,589	$4,981	$22,515	$5,799	$5,723	$5,788	$5,011	$22,321	$5,757
Reported Operating Income Growth Rate Y/Y						2.3%	(7.4)%	15.9%	149.4%	264.5%	(26.4)%
Operating Income from Continuing Operations Growth Rate Y/Y						(1.2)%	36.2%	3.4%	146.6%	210.0%	(23.0)%
Standalone AT&T Operating Income Growth Rate Y/Y						(14.6)%	11.9%	0.6%	—%	(1.5)%	(3.2)%
Standalone AT&T Adjusted Operating Income Growth Rate Y/Y						(3.1)%	(4.0)%	3.6%	0.6%	(0.9)%	(0.7)%
Reported Operating Income Margin	17.5%	8.6%	14.5%	(23.5)%	3.7%	17.4%	7.4%	17.8%	13.0%	13.8%	14.8%
Operating Income Margin from Continuing Operations	20.6%	16.1%	17.1%	(27.9)%	5.9%	20.1%	21.2%	20.0%	15.8%	19.4%	18.6%
Standalone AT&T Operating Income Margin	24.2%	19.0%	20.0%	16.1%	19.8%	19.7%	20.0%	19.4%	15.8%	18.7%	18.6%
Standalone AT&T Adjusted Operating Income Margin	21.6%	21.9%	19.9%	16.4%	19.9%	20.0%	19.7%	19.9%	16.1%	18.9%	19.4%

	Other Income (Expense)	3/31/20	6/30/20	9/30/20	12/31/20	2020	3/31/21	6/30/21	9/30/21	12/31/21	2021	3/31/22
	Interest expense	$(2,018)	$(2,041)	$(1,972)	$(1,894)	$(7,925)	$(1,870)	$(1,684)	$(1,667)	$(1,663)	$(6,884)	$(1,722)
	Equity in net income (loss) of affiliates	(6)	(10)	5	106	95	52	41	91	447	631	501
	Other income (expense) - net	803	1,017	(231)	(3,020)	(1,431)	4,221	999	2,279	2,354	9,853	2,187
	Reported AT&T Other Income (Expense)	(1,221)	(1,034)	(2,198)	(4,808)	(9,261)	2,403	(644)	703	1,138	3,600	966
	Less: Interest expense on debt conveyed	54	52	49	43	198	46	45	40	31	162	32
	Less: Equity method investments conveyed	(25)	1	(7)	20	(11)	(68)	(56)	74	1	(49)	13
	Less: Other income (expense) - net related to WarnerMedia and Vrio	(24)	(42)	(41)	220	113	(22)	(215)	119	(179)	(297)	(54)
[L]	Less: Merger & Significant items related to WarnerMedia and Vrio	24	158	37	2	221	—	135	(703)	124	(444)	78
	Other Income (Expense) from Continuing Operations	(1,192)	(865)	(2,160)	(4,523)	(8,740)	2,359	(735)	233	1,115	2,972	1,035
[I]	Less: Estimated interest expense impact of debt redemptions	—	—	—	—	—	371	371	371	371	1,484	371
[H]	Add: Estimated equity in net income from DIRECTV investment	971	848	789	497	3,105	746	955	293	—	1,994	—
[L]	Less: Merger & Significant items related to DTV and other dispositions	5	—	—	82	87	(64)	—	(2)	67	1	—
	Standalone AT&T Other Income (Expense)	$(216)	$(17)	$(1,371)	$(3,944)	$(5,548)	$3,412	$591	$895	$1,553	$6,451	$1,406
[L]	Standalone AT&T Merger & Significant items	288	(26)	1,225	3,862	5,349	(2,899)	(12)	25	(854)	(3,740)	(546)
	Standalone AT&T Adjusted Other Income (Expense)	$72	$(43)	$(146)	$(82)	$(199)	$513	$579	$920	$699	$2,711	$860

	Income From Continuing Operations	3/31/20	6/30/20	9/30/20	12/31/20	2020	3/31/21	6/30/21	9/30/21	12/31/21	2021	3/31/22
	Revenues	$35,357	$34,526	$35,407	$37,759	$143,049	$35,878	$35,740	$31,325	$31,095	$134,038	$29,713
	Operations and Support Expenses	22,369	23,311	23,734	42,741	112,155	24,217	23,738	20,633	21,702	90,290	19,712
	Depreciation and Amortization Expense	5,705	5,654	5,609	5,554	22,522	4,467	4,429	4,420	4,478	17,794	4,462
	Operating Income	7,283	5,561	6,064	(10,536)	8,372	7,194	7,573	6,272	4,915	25,954	5,539
	Other Income (Expense)	(1,192)	(865)	(2,160)	(4,523)	(8,740)	2,359	(735)	233	1,115	2,972	1,035
	Income (Loss) Before Income Taxes	6,091	4,696	3,904	(15,059)	(368)	9,553	6,838	6,505	6,030	28,926	6,574
	Income tax expense	1,280	1,026	741	(1,900)	1,147	2,028	1,047	1,335	906	5,316	1,425
	Income from Continuing Operations	4,811	3,670	3,163	(13,159)	(1,515)	7,525	5,791	5,170	5,124	23,610	5,149
	Less: Pro Forma adjustments to Operating Income	(584)	(388)	(445)	15,443	14,026	(1,470)	(1,786)	(621)	(7)	(3,884)	—
	Less: Pro forma adjustments Other Income (Expense)	976	848	789	579	3,192	1,053	1,326	662	438	3,479	371
[J]	Less: Estimated tax on pro forma adjustments	92	113	64	1,773	2,042	(62)	(101)	41	17	(105)	78
	Standalone AT&T Net Income	5,111	4,017	3,443	1,090	13,661	7,170	5,432	5,170	5,538	23,310	5,442
	Standalone AT&T Merger & Significant items	(341)	596	966	2,930	4,151	(2,251)	(72)	20	(802)	(3,105)	(210)
[M]	Add: Adjustment of estimated interest expense impact of debt redemptions	—	—	—	—	—	(297)	(297)	(297)	(297)	(1,188)	(293)
	Standalone AT&T Adjusted Net Income	4,770	4,613	4,409	4,020	17,812	4,622	5,063	4,893	4,439	19,017	4,939
	Less: Income from Continuing Operations attributable to Noncontrolling Interest	(353)	(282)	(352)	(368)	(1,355)	(392)	(304)	(355)	(347)	(1,398)	(354)
	Less: Preferred Stock Dividends	(32)	(52)	(54)	(55)	(193)	(50)	(56)	(50)	(51)	(207)	(48)
	Less: Merger & Significant items related to WarnerMedia and Vrio	—	(105)	—	—	(105)	—	(81)	—	—	(81)	—
	Adjusted Income from Continuing Operations Attributable to AT&T	$4,385	$4,174	$4,003	$3,597	$16,159	$4,180	$4,622	$4,488	$4,041	$17,331	$4,537

	Comparative Basis Adjusted Diluted EPS	$0.61	$0.58	$0.56	$0.50	$2.25	$0.58	$0.64	$0.62	$0.56	$2.41	$0.63

	EBITDA[1]	3/31/20	6/30/20	9/30/20	12/31/20	2020	3/31/21	6/30/21	9/30/21	12/31/21	2021	3/31/22
	Reported AT&T Net Income	$4,963	$1,563	$3,168	$(13,515)	$(3,821)	$7,942	$1,874	$6,273	$5,390	$21,479	$5,164
	Additions:
	Income Tax Expense (Benefit)	1,302	935	766	(2,038)	965	2,122	751	1,539	1,056	5,468	1,443
	Interest Expense	2,018	2,041	1,972	1,894	7,925	1,870	1,684	1,667	1,663	6,884	1,722
	Equity in Net Income (Loss) of Affiliates	6	10	(5)	(106)	(95)	(52)	(41)	(91)	(447)	(631)	(501)
	Other (Income) Expense - net	(803)	(1,017)	231	3,020	1,431	(4,221)	(999)	(2,279)	(2,354)	(9,853)	(2,187)
	Depreciation and amortization	7,222	7,285	7,030	6,979	28,516	5,809	5,761	5,619	5,673	22,862	5,539
	EBITDA	14,708	10,817	13,162	(3,766)	34,921	13,470	9,030	12,728	10,981	46,209	11,180
[L]	Adjustments	(476)	3,295	151	16,654	19,625	61	4,484	288	300	5,133	458
	Adjusted EBITDA	14,232	14,112	13,313	12,888	54,545	13,531	13,514	13,016	11,281	51,342	11,638
	Less: WarnerMedia	(2,160)	(2,072)	(1,912)	(2,719)	(8,863)	(2,123)	(1,857)	(2,171)	(1,744)	(7,895)	(1,446)
	Less: Vrio	(104)	(91)	(78)	(81)	(354)	(82)	(89)	(96)	(38)	(305)	—
	Add: Other items conveyed (retained)	(45)	(58)	(42)	(57)	(202)	(30)	(26)	(34)	(25)	(115)	(22)
	Less: WarnerMedia Film amortization recharacterization and receivable securitization	(27)	(77)	(10)	(6)	(120)	18	17	(13)	4	26	22
	Less: Other dispositions (Held-for-sale)	(97)	(101)	(110)	(66)	(374)	(37)	(43)	(17)	—	(97)	—
	Less: Video	(1,387)	(1,212)	(1,127)	(710)	(4,436)	(1,065)	(1,364)	(418)	—	(2,847)	—
	Less: Intercompany eliminations	374	256	370	565	1,565	349	372	99	—	820	—
	Less: Reclassification of allocations for separated businesses	(76)	(86)	(76)	(84)	(322)	(15)	(19)	(16)	4	(46)	—
	Add: Retained costs	(350)	(350)	(350)	(350)	(1,400)	(350)	(350)	(117)	—	(817)	—
	Standalone AT&T Adjusted EBITDA	$10,360	$10,321	$9,978	$9,380	$40,039	$10,196	$10,155	$10,233	$9,482	$40,066	$10,192
	Adjusted EBITDA Growth Rate Y/Y						(4.9)%	(4.2)%	(2.2)%	(12.5)%	(5.9)%	(14.0)%
	Standalone AT&T Adjusted EBITDA Growth Rate Y/Y						(1.6)%	(1.6)%	2..6	1.1%	0.1%	—%
	Standalone AT&T EBITDA Margin	33.3%	34.5%	31.4%	28.2%	31.8%	30.8%	30.7%	32.6%	27.5%	30.4%	30.5%
	Standalone AT&T Adjusted EBITDA Margin	37.5%	38.0%	35.6%	30.8%	35.3%	35.2%	35.0%	35.1%	30.5%	33.9%	34.3%

	1 EBITDA is operating income before depreciation and amortization. It excludes depreciation and amortization, interest expense, other income (expense) - net and income taxes from net income.

NOTES

[A]	WarnerMedia segment results as reported in AT&T's consolidated financial statements, including Otter, Xandr and Playdemic.
[B]	Vrio business unit results within the Latin America segment as reported in AT&T's consolidated statements. AT&T retained the investment in Sky Mexico.
[C]	Adjustments for impacts from receivable securitizations related to WarnerMedia and the recharacterization of programming intangible assets amortization for released programming acquired in the Time Warner acquisition, which we continued to report with the WarnerMedia segment operating expenses.
[D]	Adjustments for AT&T's retention of the addressable TV advertising business, Invidi, and historically allocated general corporate overhead costs that do not meet the requirements for presentation in discontinued operations.
[E]	Video business results as reported in AT&T's consolidated financial results; quarters ended 2021 include retained depreciation on assets supporting U-verse products.
[F]	Other dispositions include the held-for-sale businesses, Crunchyroll, Government Solutions and operations in Puerto Rico that do not meet the requirements for presentation in discontinued operations.
[G]	After the DIRECTV transaction, we expect to retain incurred operations and support costs in the range of ~$500M per quarter and depreciation of network infrastructure that provides both U-verse video and broadband services to customers of ~$150M per quarter, of which approximately 60% will be received from DIRECTV through transition service agreements and commercial arrangements. These estimated net retained costs have been applied to prior periods for comparability.
[H]	Estimated equity in net income of affiliates from DIRECTV. Calculated at 70% of Video EBITDA, which excludes the noncash depreciation and amortization of fair value accretion expected to result from DIRECTV’s revaluation of assets and purchase price allocation.
[I]	Reflects the use of proceeds to pay down approximately $39.0 billion of borrowings and the resulting reduction to interest expense. The estimated impact of interest expense reduction was determined using the weighted-average interest rate of AT&T’s long-term debt portfolio, including credit agreement borrowings and the impact of derivatives, of 3.8%. As of the date of the filing to which these unaudited pro forma financial statements are attached, the Company has committed to approximately $10.1 billion of term loan repayments with a weighted-average rate of 1.1% and make-whole or other redemptions totaling $9.3 billion with a weighted-average rate of 3.5%. This adjustment is required for forma financial information prepared in accordance with Article 11 of Regulation S-X.
[J]	Estimated tax impact of pro forma and other adjustments at AT&T's adjusted effective tax rate of 20.0% for the year ended December 31, 2021, and 19.6% for the year ended December 31, 2020.
[K]	Under GAAP, AT&T removed transactions involving dealing between segments, including channel distribution of WarnerMedia content, and advertising arrangements.

	3/31/20	6/30/20	9/30/20	12/31/20	2020	3/31/21	6/30/21	9/30/21	12/31/21	2021	3/31/21
Intercompany Eliminations as reported by AT&T:
DTC (HBO Max) sales to Mobility & Consumer Wireline	$—	$(61)	$(190)	$(217)	$(468)	$(235)	$(253)	$(261)	$(302)	$(1,051)	$(310)
WarnerMedia video distribution sales to DIRECTV and Vrio	(794)	(704)	(600)	(544)	(2,642)	(585)	(570)	(226)	(31)	(1,412)	—
WarnerMedia sales of DIRECTV advertising inventory	(413)	(294)	(408)	(603)	(1,718)	(388)	(410)	(111)	—	(909)	—
Other	(89)	(66)	(90)	(107)	(352)	(82)	(78)	(47)	(50)	(257)	(51)
Revenue Eliminations	(1,296)	(1,125)	(1,288)	(1,471)	(5,180)	(1,290)	(1,311)	(645)	(383)	(3,629)	(361)
DTC (HBO Max) sales to Mobility & Consumer Wireline	—	(61)	(190)	(217)	(468)	(235)	(253)	(261)	(302)	(1,051)	(310)
WarnerMedia video distribution sales to DIRECTV and Vrio	(794)	(704)	(600)	(544)	(2,642)	(585)	(570)	(226)	(31)	(1,412)	—
WarnerMedia sales of DIRECTV advertising inventory	(39)	(38)	(38)	(38)	(153)	(39)	(38)	(12)	—	(89)	—
Other	(89)	(66)	(90)	(107)	(352)	(82)	(78)	(47)	(50)	(257)	(51)
Operations and Support Eliminations	(922)	(869)	(918)	(906)	(3,615)	(941)	(939)	(546)	(383)	(2,809)	(361)
Operating Income & EBITDA	$(374)	$(256)	$(370)	$(565)	$(1,565)	$(349)	$(372)	$(99)	$—	$(820)	$—

[L] Non-GAAP Adjustments[1]:	3/31/20	6/30/20	9/30/20	12/31/20	2020	3/31/21	6/30/21	9/30/21	12/31/21	2021	3/31/21
Merger costs	$182	$211	$38	$37	$468	$37	$—	$130	$132	$299	$364
Employee separation costs and benefit-related (gain) loss	119	765	40	252	1,176	24	(71)	(3)	(20)	(70)	94
Asset impairments and abandonments	123	2,319	73	16,365	18,880	—	4,555	161	188	4,904	—
Gain on spectrum transaction	(900)	—	—	—	(900)	—	—	—	—	—	—
Adjustments to Operations and Support Expenses/ EBITDA	(476)	3,295	151	16,654	19,624	61	4,484	288	300	5,133	458
Amortization of intangible assets	2,056	2,145	1,921	1,890	8,012	1,131	1,069	1,012	1,021	4,233	971
Impairments	—	—	—	14	14	—	—	—	—	—	—
Adjustments to Operating Income	1,580	5,440	2,072	18,558	27,650	1,192	5,553	1,300	1,321	9,366	1,429
Other income (expense) net	317	132	1,262	3,971	5,682	(2,963)	123	(680)	(645)	(4,165)	(468)
Tax impact of adjustments and discrete items	(394)	(749)	(648)	(3,227)	(5,018)	372	(962)	(196)	(197)	(983)	(171)
Noncontrolling interest	—	(105)	—	—	(105)	—	(81)	—	—	(81)	—
Adjustments to Net Income	$1,503	$4,718	$2,686	$19,302	$28,209	$(1,399)	$4,633	$424	$479	$4,137	$790

[M]	Adjustment to reflect AT&T's first-quarter 2022 reclassification of certain administrative costs born by AT&T where the business units did not influence decision making. These costs are not expected to continue in standalone AT&T.